Fees Summary	Jun. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,998,424.08
Previously Paid Amount	0.00
Total Fee Amount	6,904.78
Total Offset Amount	0.00
Net Fee	$ 6,904.78